                                                                    EXHIBIT 10.1

                                FIFTH AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                                   AND CONSENT


               THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT (this "Amendment"), dated as of December 6, 2000, is entered into between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), on the one hand, and WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation, WHEREHOUSE.COM, INC., a California corporation, WHEREHOUSE SUBSIDIARY I CO., INC., a Delaware corporation, WHEREHOUSE SUBSIDIARY II CO., INC., a California corporation, and WHEREHOUSE SUBSIDIARY III CO., INC., a Delaware corporation (collectively, "Borrower"), on the other.

                                    RECITALS

               A. Borrower and Lender have previously entered into an Amended and Restated Loan and Security Agreement dated as of October 26, 1998, as amended by a First Amendment dated as of November 30, 1998, by a Second Amendment dated as of May 14, 1999, by a Third Amendment dated as of August 31, 1999, and by a Fourth Amendment dated as of November 16, 1999 (the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

               B. Borrower and Lender wish to amend the Loan Agreement on the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Maximum Credit. "Maximum Credit" shall mean, with reference to the Revolving Loans and the Letter of Credit Accommodations, the amount of One Hundred Sixty-Five Million Dollars ($165,000,000); provided, however, that on October 27, 2001, such amount shall be permanently reduced to One Hundred Fifty-Five Million Dollars ($155,000,000).

        2. Used Inventory; Eligible Used Inventory. The term "Used Inventory" shall mean Inventory consisting of used merchandise held for retail sale in the ordinary course of the business of Borrower. The term "Eligible Used Inventory" shall mean Used Inventory, consisting of audio recordings on compact disk, that would otherwise qualify as Eligible

Inventory, bur for the fact that such Inventory is in used condition. Any Used Inventory that is not Eligible Used Inventory shall nevertheless be part of the Collateral.

        3. Definition of Eligible Inventory. Section 1.20, the definition of "Eligible Inventory" is amended to read in its entirety as follows:

                "1.20 "Eligible Inventory" shall mean Inventory consisting of finished merchandise held for sale in the ordinary course of the business of Borrower that is located at one of Borrower's retail stores, its distribution centers in the United States, a third party return processing facility, or in transit between any such location of Borrower, provided that, in any case, such location is in a jurisdiction where Lender has a first priority security interest in the Collateral, and is acceptable to Lender based on the criteria set forth below. In general, Eligible Inventory shall not include (without duplication in the following exclusions for the effect of any Availability Reserves) (a) spare parts for equipment; (b) packaging and shipping materials;
                (c) supplies used or consumed in Borrower's business; (d) Inventory at premises that are not owned by Borrower, unless, with respect to leased premises (other than a retail store), Lender has received a landlord waiver and, with respect to locations where Inventory is held by third parties, Lender has received a bailee waiver, in each case acknowledging the priority of Lender's liens and allowing Lender access to the premises for purposes of dealing with the Collateral, provided that, Borrower shall not be required to provide a landlord waiver with respect to the distribution center subject to that certain Transition Services Agreement dated as of August 10, 1998, until September 30, 1999; (e) Inventory in transit (other than Inventory in transit from one location of Borrower to another location satisfying the requirements set forth in this
                Section 1.20); (f) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement; (g) Inventory that is not subject to the first priority, valid and perfected security interest of Lender; (h) damaged and/or defective Inventory; (i) Inventory consisting of demos; (j) Used Inventory, other than Eligible Used Inventory; (k) Rental Merchandise; (l) Inventory purchased or sold on consignment; and (m) Inventory that is not actively held by Borrower for sale to retail customers, except for WEI Eligible Return Inventory and Operating Subsidiary Eligible Return Inventory. General criteria for Eligible Inventory may be established and revised from time to time by Lender in its reasonable credit judgment. Any Inventory that is not Eligible Inventory shall nevertheless be part of the Collateral."

        4. Lending Formulas. Section 2.1(a) of the Loan Agreement is amended to read in its entirety as follows:

                "2.1 Revolving Loans.

               (a) Subject to, and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans (the "Tranche A Line") to Borrower from time to time in


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
amounts requested by Borrower up to the lesser of One Hundred Fifty-five Million Dollars ($155,000,000) or an amount equal to:

                      (1) The lesser of: (A) sixty-two percent (62%) (sixty-five percent (65%) during the Seasonal Period) of the Value of Eligible Inventory, other than Eligible Used Inventory, or (B) ninety percent (90%) of the Net Recovery Cost Percentage multiplied by the Value of the Eligible Inventory, plus

                      (2) The lesser of (A) fifty percent (50%) of the Value of Eligible Used Inventory up to a maximum of $25,000,000 (not to exceed 15% of total Inventory), or (B) eighty-five percent (85%) of the Net Recovery Cost Percentage multiplied by the Value of the Eligible Used Inventory, up to a maximum of $25,000,000 (not to exceed 15% of total Inventory), minus

                      (3) the then undrawn amounts of outstanding Letter of Credit Accommodations, minus

                      (4) any Availability Reserves.

The Revolving Loans made under Section 2.1(a) shall together be referred to as the "Tranche A Loans".

        5. Collection of Accounts. Sections 6.3(a)(i) and (ii) are amended to read in their entirety as follows:

                "(i) Borrower shall deposit all proceeds from sales of Inventory and rentals of Rental Merchandise in every form (including, without limitation, cash, checks, credit card sales drafts, credit card sales or charge slip or receipts and other forms of daily store receipts), from each retail store location of Borrower, and all other proceeds of Collateral, on each business day into the deposit accounts of Borrower used solely for such purpose and identified to each retail store location as set forth on Schedule 6.3. Borrower shall irrevocably authorize and direct in writing, in form and substance satisfactory to Lender, each of the banks into which proceeds from sales of Inventory and rentals of Rental Merchandise from each retail store location of Borrower and any and all other proceeds of Collateral are at any time deposited as provided above to send by wire transfer on a daily basis all funds deposited in such account, and shall irrevocably authorize and direct in writing its account debtors, Credit Card Issuers and Credit Card Processors to directly remit payments on its Accounts, Credit Card Receivables and all other payments constituting proceeds of Inventory and rentals of Rental Merchandise to the Blocked Accounts described in Section 6.3(a)(ii) below; provided, that at any time when Excess Availability (which calculation, for purposes of this clause (i), shall not include available advances against Eligible Used Inventory) is less than or equal to Three Million Dollars ($3,000,000) or when an Event of Default, or an event that with notice or passage of time or both would be an Event of Default, has occurred, Borrower shall segregate into


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                separate depository accounts any monies that are held or
                received by Borrower as trust fund taxes, or for the benefit of Ticketmaster pursuant to the Ticketmaster Agreement or for the benefit of Bass pursuant to the Bass Agreement and shall direct account debtors, Credit Card Issuers and Credit Card Processors to remit payments, to the extent they constitute such trust fund taxes or monies held for the benefit of Ticketmaster or Bass, to such separate depository accounts. Such authorizations and directions shall not be rescinded, revoked or modified without the prior written consent of Lender.

                (ii) Borrower shall establish and maintain, at its expense, pursuant to an agreement described in the following sentence, one or more blocked accounts with such bank or banks as are acceptable to Lender (each a "Blocked Account" and collectively the "Blocked Accounts"). Each bank at which a Blocked Account is established shall enter into an agreement, in form and substance satisfactory to Lender, providing (unless otherwise agreed to by Lender) that all items received or deposited in such Blocked Account are the Collateral of Lender, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein, other than liens or rights of set-off with respect to returned checks and customary service charges, and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into such Blocked Account to such bank account of Lender as Lender may from time to time designate for such purpose (the "Payment Account"); provided, however, if there has occurred no Event of Default or event that with notice or passage of time or both would be an Event of Default, and, at such time, Borrower has Excess Availability (which calculation, for purposes of this clause (ii), shall not include available advances against Eligible Used Inventory) of at least Fifteen Million Dollars ($15,000,000), Borrower may receive such funds directly from the Blocked Accounts (rather than remittance to the Payment Account) so long as Borrower is in compliance with the conditions of this sentence. If at any time Borrower fails to meet the requirements of this paragraph, Lender may withdraw its consent and take all steps in order that all funds are immediately remitted to the Payment Account. Borrower agrees that all amounts deposited in the Blocked Account(s) or other funds received and collected by Lender, whether as proceeds of Inventory, the collection of Accounts or other Collateral or otherwise shall be the Collateral of Lender."

        6. Covenant Regarding Investments. Section 9.10(f) is amended to read in its entirety as follows:

                "(f) Investments or Distributions, if the aggregate amount of cash consideration or real and other personal property consideration relating to Investments made pursuant to this
                Section 9.10 does not (1) exceed, for the term of this Agreement and in the aggregate, Twenty Million Dollars ($20,000,000) (the "Investment Basket"), provided that Borrower has at the time of such Investment or Distribution or entering into a commitment therefor, after giving effect to such


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                Investment or Distribution, Excess Availability (which
                calculation, for purposes of this Section 9.10(f), shall not include available advances against Eligible Used Inventory) of at least Twenty Million Dollars ($20,000,000) under the Tranche A Line, or (2) exceed, for the term of this Agreement and in the aggregate, Fifty Million Dollars ($50,000,000) (inclusive of all amounts expended from October 26, 1998 until December , 2000) (the "Investment Cap"), provided that, Borrower has at the time of such Investment or Distribution or entering into a commitment therefor, after giving effect to such Investment or Distribution, Excess Availability (which calculation, for purposes of this Section 9.10(f), shall not include available advances against Eligible Used Inventory) of at least Thirty Million Dollars ($30,000,000) under the Tranche A Line; provided that in the case of each of clause (1) or (2), at the time of such Investment or Distribution, after giving effect to such Investment or Distribution, there is no Event of Default and no event that with notice or passage of time or both would be an Event of Default; provided further that, with respect to an Investment hereunder, such Investment is an Investment in a Person with a line of business similar to Borrower's business; provided further that, the Investment Basket shall automatically be increased by the amount of any proceeds from the sale of equity securities of Borrower (not to exceed the Investment
                Cap);"

        7. Adjusted Net Worth. Section 9.14 is amended to read in its entirety as follows:

                "9.14 Adjusted Net Worth. Borrower shall, at all times, maintain Adjusted Net Worth of not less than Seventy-Five Million Dollars ($75,000,000), computed on a consolidated basis for all entities comprising the Borrower, provided, this covenant shall not apply if (a) No Event of Default has occurred and (b) during the period when Excess Availability (which calculation, for purposes of this Section 9.14, shall not include available advances against Eligible Used Inventory) equals or exceeds Fifteen Million Dollars ($15,000,000)."

        8. Exhibit B -- Application of Payments. Clause (d) of Exhibit B -- Application of Payments to the Loan Agreement is amended to read in its entirety as follows:

                "(d) fourth, to the payment of the principal of the Tranche A Loans (except as of the opening of business on the next Business Day after a day that is the last day of any Settlement Period during which both (i) any Tranche B Loans are outstanding and
                (ii) Excess Availability (which calculation, for purposes of this clause (d), shall not include available advances against Eligible Used Inventory) is greater than $2,000,000 (such day being referred to herein as a "Tranche B Repayment Date"), the proceeds of any Tranche A Loans deemed made pursuant to Section
                2.3 of the Participation Agreement for application to the Tranche B Loans shall be so applied as provided in Section 2.3 of the Participation Agreement);"

        9.      Fees.


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               (a) Additional Fees. Borrower shall pay the following fees in connection with this Amendment, in addition to the fees specified in the Loan
Agreement:

                      (i) Amendment Closing Fee. Borrower shall pay an amendment closing fee of $387,500, which fee shall be fully earned upon execution of this Amendment and shall be payable one-half on October 26, 2001 and one-half on October 31, 2002.

                      (ii) Syndication Fee. Borrower shall pay a syndication fee of $112,500, which fee shall be fully earned upon execution of this Amendment and shall be payable on October 26, 2001.

               (b) Early Termination Fee. In lieu of the early termination fee provided in Section 12.1(c) of the Loan Agreement, Borrower shall pay an early termination fee as follows if the Loan Agreement is terminated in the periods specified below:


                             Amount                               Period
                             ------                               ------
    (i)       0.50% of the Maximum Credit           from the date of this Amendment to
                                                    and including October 26, 2001

    (ii)      $300,000                              After October 26, 2001 to and
                                                    including October 31, 2002

   (iii)      $150,000                              After October 31, 2002 to and
                                                    including October 31, 2003


        10. Amendment to Term of Loan Agreement: The Renewal Date as set forth in Section 12.1 of the Loan Agreement shall be October 31, 2003; provided, however, that such renewal shall not apply to the Tranche B Line, and Lender shall not be obligated to make any Tranche B Loans on or after October 26, 2001.

        11. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment:

               (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and Borrower;

               (b) Authorizations. Evidence that the execution, delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

               (c) Representations and Warranties. The representations and warranties set forth in the Loan Agreement must be true and correct;


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
               (d) Consents. Counterparts of the Consent appended hereto (the "Consent") executed on behalf of each of Wherehouse Holding I Co., Inc., a Delaware corporation and Wherehouse Holding II Co., Inc., a Delaware corporation ("Guarantors", and together with Borrower, each a "Loan Party" and collectively the "Loan Parties");

        12. Representations and Warranties. Borrower represents and warrants as follows:

               (a) Authority. Each Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Financing Agreement (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

               (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Financing Agreement (as amended or modified hereby) is in full force and effect (subject to the terms of Section 10 hereof) and is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

               (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date, or otherwise relate to a date, other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

               (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

               (e) No Tranche B Loans. No Tranche B Loans are presently outstanding.

        13. Governing Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

        14. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or the Consent.

        15.     Reference to and Effect on the Financing Agreements.


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               (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

               (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

               IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                               CONGRESS FINANCIAL CORPORATION
                               (WESTERN)


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------

                               WHEREHOUSE ENTERTAINMENT, INC.


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------

                               WHEREHOUSE.COM, INC.


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------

                               WHEREHOUSE SUBSIDIARY I CO., INC.


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


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                               WHEREHOUSE SUBSIDIARY II CO., INC.


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------

                               WHEREHOUSE SUBSIDIARY III CO., INC.


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


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
                                     CONSENT


                         Dated as of December ___, 2000



               The undersigned, as Guarantors under their respective Guarantee, each dated as of October 26, 1998 (as such terms are defined in and under the Loan Agreement referred to in the foregoing Amendment), each hereby consents and agrees to said Amendment and hereby confirms and agrees that its respective Guarantee is, and shall continue to be in, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of said Amendment, each reference in each such Guarantor's Guarantee to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by the said Amendment.



                               WHEREHOUSE HOLDING I CO., INC.


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


                               WHEREHOUSE HOLDING II CO., INC.


                               By:
                                  --------------------------------
                               Name:
                                    ------------------------------
                               Title:
                                     -----------------------------


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